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                                                                    Exhibit 23.2

                         INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Registration Statement of FTI Consulting, Inc. on Form S-3 of our report dated August 9, 2002, appearing in this Registration Statement. We also consent to the reference to us under the heading "Experts" in such Prospectus.

/s/  DELOITTE & TOUCHE LLP
Parsippany, New Jersey
October 8, 2002